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                                                                             1

                                                                  Exhibit 10.1
                                  FIRST AMENDMENT


          FIRST AMENDMENT, dated as of May 1, 2000 (this "AMENDMENT"), to (i) the Credit Agreement, dated as of June 16, 1999 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among MCII Holdings, Inc., formerly known as Motor Coach Industries International, Inc., a Delaware corporation (the "PARENT"), Motor Coach Industries International Inc., formerly known as Transportation Manufacturing Operations, Inc. (the "BORROWER"), the several banks and other financial institutions or entities from time to time parties thereto (the "LENDERS"), The Bank of Nova Scotia, as Syndication Agent (in such capacity, the "SYNDICATION AGENT"), General Electric Capital Corporation, as Documentation Agent (in such capacity, the "DOCUMENTATION AGENT"), and Canadian Imperial Bank of Commerce ("CIBC"), as administrative agent and (ii) the Guarantee and Collateral Agreement, dated as of June 16, 1999 executed pursuant to the Credit Agreement (as amended, supplemented or otherwise modified from time to time, the "GUARANTEE AND COLLATERAL AGREEMENT").

                                W I T N E S S E T H:

          WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower; and

          WHEREAS, the Borrower has requested, and, upon this Amendment becoming effective, the Lenders shall have agreed, that certain provisions of the Credit Agreement be amended in the manner provided for in this Amendment.

          NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the premises and mutual agreements contained herein, the parties hereto hereby agree as follows:

          I. DEFINITIONS. Unless otherwise defined herein, terms defined in the Credit Agreement shall be used as so defined.

               1.   AMENDMENTS TO SECTION 1 OF THE CREDIT AGREEMENT: Subsection
1.1 of the Credit Agreement is hereby amended:

               (a) by deleting therefrom the existing definition of "Issuing Lender" in its entirety and by substituting, in lieu thereof, the following:

          "ISSUING LENDER": as the case may be, either (a) the Bank of Nova Scotia, in its capacity as the issuer of the Securitization L/C or (b) CIBC, in its capacity as issuer of any other Letter of Credit.

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               (b) by deleting therefrom the existing definition of "L/C
Commitment" in its entirety and by substituting, in lieu thereof, the following:

          "L/C COMMITMENT" $85,000,000.

               (c) by adding thereto the following definition:

          "SECURITIZATION L/C": a Letter of Credit issued by The Bank of Nova Scotia on or about April 18, 2000 in connection with a Qualified Securitization Transaction, and any renewals or extensions thereof.

          II.  ADDITIONAL AMENDMENTS TO THE CREDIT AGREEMENT.

               1. AMENDMENT TO SUBSECTION 3.1: Subsection 3.1 of the Credit Agreement is hereby amended by adding thereto the following subsection:

               (c) The Bank of Nova Scotia shall be the Issuing Lender with respect to the Securitization L/C and no other Letter of Credit, and CIBC shall be the Issuing Lender with respect to all other Letters of Credit.

               2. AMENDMENT TO SUBSECTION 6.2(c): Subsection 6.2(c) of the Credit Agreement is hereby amended by deleting said subsection 6.2(c) in its entirety and substituting, in lieu thereof, the following:

               (c) as soon as available, and in any event no later than 45 days after the end of each fiscal year of the Borrower (or May 15, 2000, in the case of the budget for fiscal year 2000), a detailed consolidated budget for the following fiscal year (including a projected consolidated balance sheet of the Borrower and its Subsidiaries as of the end of the following fiscal year, and the related consolidated statements of projected cash flow, projected changes in financial position and projected income) (collectively, the "PROJECTIONS"), which Projections shall in each case be accompanied by a certificate of a Responsible Officer stating that such Projections are based on reasonable estimates, information and assumptions;

               3. AMENDMENT TO SUBSECTION 6.2(d): Subsection 6.2(d) of the Credit Agreement is hereby amended by deleting said subsection 6.2(d) in its entirety and substituting in lieu thereof, the following:

               (d) within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower and within 90 days after the end of the fourth fiscal quarter of each fiscal year of the Borrower, a narrative discussion and analysis of the financial condition and results of operations of the Borrower and its Subsidiaries for such fiscal quarter and for the period from the beginning of the then current fiscal year to the end of such fiscal quarter, as compared to the portion of the Projections covering such periods and to the comparable periods of the previous year;

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               4.  AMENDMENT TO SUBSECTION 6.9(a): Subsection 6.9(a) of the
Credit Agreement is hereby amended by deleting said subsection 6.9(a) in its entirety and substituting in lieu thereof, the following:

               6.9 ADDITIONAL COLLATERAL, ETC. (a) With respect to any property acquired after the Closing Date by Parent, the Borrower or any of its Subsidiaries (other than (w) interests owned by a Securitization Entity in accounts receivable and related assets conveyed to it by the Borrower or any of its Subsidiaries, directly or indirectly, in connection with any Qualified Securitization Transaction, (x) any property described in paragraph (b), (c) or (d) below, (y) any property subject to a Lien expressly permitted by Section 7.3(g) and (z) property acquired by any Excluded Foreign Subsidiary) as to which the Administrative Agent, for the benefit of the Lenders, does not have a perfected Lien, promptly (i) execute and deliver to the Administrative Agent such amendments to the Guarantee and Collateral Agreement or such other documents as the Administrative Agent deems necessary or advisable to grant to the Administrative Agent, for the benefit of the Lenders, a security interest in such property and (ii) take all actions reasonably necessary or advisable to grant to the Administrative Agent, for the benefit of the Lenders, a perfected first priority security interest in such property, including without limitation, the filing of Uniform Commercial Code financing statements in such jurisdictions as may be reasonably required by the Guarantee and Collateral Agreement or by law or as may be requested by the Administrative Agent.

               5. AMENDMENT TO SUBSECTION 7.5(f): Subsection 7.5(f) of the Credit Agreement is hereby amended by deleting said subsection 7.5(f) in its entirety and substituting, in lieu thereof, the following:

               (f) sales of accounts receivable and related assets (including contract rights) of the type specified in the definition of "Qualified Securitization Transaction" to a Securitization Entity for the fair market value thereof in connection with a Qualified Securitization Transaction, and sales of such assets by such Securitization Entity for the fair market value thereof in connection with such Qualified Securitization Transaction;


          III. AMENDMENTS TO THE GUARANTEE AND COLLATERAL AGREEMENT.

               1. AMENDMENT TO SUBSECTION 1.1: Subsection 1.1 of the Guarantee and Collateral Agreement is hereby amended: by adding thereto the following definitions in the appropriate alphabetical order:

          "RECEIVABLES DOCUMENTS": shall mean all documentation relating to any Qualified Securitization Transaction.

          "RECEIVABLES FACILITY ASSETS": shall mean all Receivables (whether now existing or arising in the future) of Borrower or any of its Subsidiaries which are transferred pursuant to a Qualified Securitization Transaction, and any assets related thereto, including without limitation
     (i) all collateral given by the respective account debtor or on

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     its behalf (but not by Borrower or any of its Subsidiaries) securing such Receivables, (ii) all contracts and all guarantees (but not by Borrower or any of its Subsidiaries) or other obligations directly related to such Receivables, (iii) other related assets, including those set forth in the Receivables Documents, and (iv) proceeds of all of the foregoing.

               2. AMENDMENT TO SECTION 3: Section 3 of the Guarantee and Collateral Agreement is hereby amended by deleting the last paragraph of said
Section 3 in its entirety and substituting, in lieu thereof, the following:

     Notwithstanding the foregoing, no security interest is or will be granted in (a) any Equipment that would otherwise be included in the Collateral during such time as such Equipment is subject to a Lien permitted by
     Section 7.3(g) of the Credit Agreement or (b) any Receivables or other assets of a type described in the definition of "Receivables Facility Assets" during such time as such Receivables and other assets constitute Receivables Facility Assets.

          IV. EFFECTIVE DATE. This First Amendment will become effective as of the date hereof upon its execution by the Borrower, each Guarantor, and the Lenders in accordance with the terms of the Credit Agreement.

          V.   GENERAL

          1. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to each Lender that as of the effective date of this First Amendment
(a) this First Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, fraudulent conveyances, reorganization, moratorium or similar laws affecting creditors' rights generally, by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and by an implied covenant of good faith and fair dealing, (b) the representations and warranties made by the Loan Parties in the Loan Documents are true and correct in all material respects on and as of the date hereof (except to the extent that such representations and warranties are expressly stated to relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date) and (c) no Default or Event of Default shall have occurred and be continuing.

          2. CONTINUING EFFECT. Except as expressly waived or amended hereby, the Credit Agreement shall continue to be and shall remain in full force and effect in accordance with its terms.

          3. GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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          4.   COUNTERPARTS.  This First Amendment may be executed by the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          5. PAYMENT OF EXPENSES. The Borrower agrees to pay and reimburse the Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this First Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Agent.

          IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their properly and duly authorized officers as of the day and year first above written.

                                        MCII HOLDINGS, INC.


                                        By: /s/ Horst 0. Sieben
                                            ---------------------------------
                                        Title:  Chief Financial Officer



                                        MOTOR COACH INDUSTRIES
                                        INTERNATIONAL, INC.


                                        By: /s/ Horst O. Sieben
                                           ----------------------------------
                                        Title:  Chief Financial Officer

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                                        BUS LEASE, INC.


                                        By: /s/ Horst O. Sieben
                                           ----------------------------------
                                        Name:   Horst O. Sieben
                                        Title:  Chief Financial Officer

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                                        HAUSMAN BUS SALES, INC.


                                        By: /s/ Horst O. Sieben
                                           ----------------------------------
                                        Name:   Horst O. Sieben
                                        Title:  Chief Financial Officer

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                                        MOTOR COACH INDUSTRIES, INC.


                                        By: /s/ Horst O. Sieben
                                           ----------------------------------
                                        Name:   Horst O. Sieben
                                        Title:  Chief Financial Officer

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                                        UNIVERSAL COACH PARTS, INC.


                                        By: /s/ Horst O. Sieben
                                           ----------------------------------
                                        Name:   Horst O. Sieben
                                        Title:  Chief Financial Officer

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                                        TRANSIT BUS INTERNATIONAL, INC.


                                        By: /s/ Horst O. Sieben
                                           ----------------------------------
                                        Name:   Horst O. Sieben
                                        Title:  Chief Financial Officer

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                                        MCII FINANCIAL SERVICES II, INC.


                                        By: /s/ Horst O. Sieben
                                           ----------------------------------
                                        Name:   Horst O. Sieben
                                        Title:  Chief Financial Officer
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                                        CANADIAN IMPERIAL BANK OF COMMERCE, as
                                        Administrative Agent and as a Lender


                                        By: /s/ Lindsay Gordon
                                           ----------------------------------
                                        Title:  Excecutive Director

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                                        THE BANK OF NOVA SCOTIA, as
                                        Syndication Agent and as a Lender


                                        By: /s/ F.C.H. Ashby
                                           -----------------------------------
                                        Title:  Senior Manager Loan Operations

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                                        VAN KAMPEN CLO I, LIMITED


                                        By: /s/ Howard Tiffen
                                           -----------------------------------
                                        Name:   Howard Tiffen
                                        Title:  Senior Vice President

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                                        VAN KAMPEN PRIME RATE INCOME TRUST


                                        By: /s/ Howard Tiffen
                                           -----------------------------------
                                        Name:   Howard Tiffen
                                        Title:  Senior Vice President

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                                        VAN KAMPEN SENIOR FLOATING RATE FUND


                                        By: /s/ Howard Tiffen
                                           -----------------------------------
                                        Name:   Howard Tiffen
                                        Title:  Senior Vice President

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                                        OPPENHEIMER SENIOR FLOATING RATE FUND


                                        By: /s/ Scott Farrar
                                           -----------------------------------
                                        Name:   Scott Farrar
                                        Title:  Vice President

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                                        SAWGRASS TRADING LLC


                                        By: /s/ Kelly C. Walker
                                           -----------------------------------
                                        Name:   Kelly C. Walker
                                        Title:  Vice President

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                                        THE TORONTO-DOMINION BANK


                                        By: /s/ Jorge A. Garcia
                                           -----------------------------------
                                        Name:   Jorge A. Garcia
                                        Title:  Mgr. Cr. Admin

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                                        ROYAL BANK OF CANADA (NEW YORK)


                                        By: /s/ N.G. Millar
                                           -----------------------------------
                                        Name:   N.G. Millar
                                        Title:  Senior Manager

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                                        SUMMIT BANK


                                        By: /s/ James E. Cheatham
                                           -----------------------------------
                                        Name:   James E. Cheatham
                                        Title:  VP - Director

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                                        MERRILL LYNCH PRIME RATE PORTFOLIO
                                        By: Merrill Lynch Asset Management,
                                        L.P., as Investment Advisor


                                        By: /s/ Paul Travers
                                           -----------------------------------
                                        Name:   Paul Travers
                                        Title:  Authorized Signatory

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                                        MERRILL LYNCH SENIOR FLOATING RATE
                                        FUND II INC.


                                        By: /s/ Paul Travers
                                           -----------------------------------
                                        Name:   Paul Travers
                                        Title:  Authorized Signatory

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                                        IKB DEUTSCHE INDUSTIEBANK AG
                                        LUXEMBOURG BRANCH


                                        By: /s/ Edwin Brecht
                                           -----------------------------------
                                        Name:   Edwin Brecht
                                        Title:  Executive Director


                                        By: /s/ Manfred Ziwey
                                           -----------------------------------
                                        Name:   Manfred Ziwey
                                        Title:  Director

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                                        KZH SHOSHONE LLC


                                        By: /s/ Susan Lee
                                           -----------------------------------
                                        Name:   Susan Lee
                                        Title:  Authorized Agent